Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY
QUARTERLY TREND ANALYSIS OF REVENUES
(Unaudited, dollars in millions)

Revenues	2016							2017							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
United States	$2,537	$2,688	$5,225	$2,790	$8,015	$2,705	$10,720	$2,738	$2,865	$5,603					7%	7%	—	—
Europe	870	1,039	1,909	946	2,855	1,360	4,215	1,146	1,188	2,334					14%	22%	(4)%	(5)%
Rest of the World	840	1,013	1,853	1,069	2,922	1,042	3,964	925	963	1,888					(5)%	2%	(2)%	—
Other	144	131	275	117	392	136	528	120	128	248					(2)%	(10)%	N/A	N/A
Total	$4,391	$4,871	$9,262	$4,922	$14,184	$5,243	$19,427	$4,929	$5,144	$10,073					6%	9%	(1)%	(1)%

% of Revenues	2016							2017
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
United States	57.8%	55.2%	56.4%	56.7%	56.5%	51.6%	55.2%	55.5%	55.7%	55.6%
Europe	19.8%	21.3%	20.6%	19.2%	20.1%	25.9%	21.7%	23.3%	23.1%	23.2%
Rest of the World	19.1%	20.8%	20.0%	21.7%	20.6%	19.9%	20.4%	18.8%	18.7%	18.7%
Other	3.3%	2.7%	3.0%	2.4%	2.8%	2.6%	2.7%	2.4%	2.5%	2.5%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

BRISTOL-MYERS SQUIBB COMPANY
EARNINGS FROM OPERATIONS
(Unaudited, dollars and shares in millions except per share data)

	2016							2017							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net product sales	$3,964	$4,432	$8,396	$4,492	$12,888	$4,814	$17,702	$4,580	$4,770	$9,350					8%	11%
Alliance and other revenues	427	439	866	430	1,296	429	1,725	349	374	723					(15)%	(17)%
Total Revenues	$4,391	$4,871	$9,262	$4,922	$14,184	$5,243	$19,427	$4,929	$5,144	$10,073					6%	9%

Cost of products sold	1,052	1,206	2,258	1,305	3,563	1,383	4,946	1,259	1,562	2,821					30%	25%
Marketing, selling and administrative	1,068	1,238	2,306	1,144	3,450	1,461	4,911	1,074	1,167	2,241					(6)%	(3)%
Research and development	1,136	1,266	2,402	1,138	3,540	1,400	4,940	1,288	1,659	2,947					31%	23%
Other (income)/expense	(520)	(454)	(974)	(224)	(1,198)	(87)	(1,285)	(647)	(539)	(1,186)					19%	22%
Total Expenses	2,736	3,256	5,992	3,363	9,355	4,157	13,512	2,974	3,849	6,823					18%	14%

Earnings Before Income Taxes	$1,655	$1,615	$3,270	$1,559	$4,829	$1,086	$5,915	$1,955	$1,295	$3,250					(20)%	(1)%
Provision for Income Taxes	449	427	876	344	1,220	188	1,408	429	373	802					(13)%	(8)%
Net Earnings	$1,206	$1,188	$2,394	$1,215	$3,609	$898	$4,507	$1,526	$922	$2,448					(22)%	2%
Net Earnings/(Loss) Attributable to Noncontrolling Interest	11	22	33	13	46	4	50	(48)	6	(42)					(73)%	**
Net Earnings Attributable to BMS	$1,195	$1,166	$2,361	$1,202	$3,563	$894	$4,457	$1,574	$916	$2,490					(21)%	5%

Diluted Earnings per Common Share*	$0.71	$0.69	$1.41	$0.72	$2.12	$0.53	$2.65	$0.94	$0.56	$1.50					(19)%	6%
Average Common Shares Outstanding - Diluted	1,680	1,679	1,679	1,679	1,679	1,680	1,680	1,671	1,650	1,660					(2)%	(1)%
Dividends declared per common share	$0.38	$0.38	$0.76	$0.38	$1.14	$0.39	$1.53	$0.39	$0.39	$0.78					3%	3%

	2016							2017
% of Total Revenues	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Gross Margin	76.0%	75.2%	75.6%	73.5%	74.9%	73.6%	74.5%	74.5%	69.6%	72.0%

Other Ratios
Effective tax rate	27.1%	26.4%	26.8%	22.1%	25.3%	17.3%	23.8%	21.9%	28.8%	24.7%

Other (Income)/Expense	2016							2017							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Interest expense	$43	$42	$85	$42	$127	$40	$167	$45	$52	$97					24%	14%
Investment income	(24)	(25)	(49)	(32)	(81)	(24)	(105)	(33)	(34)	(67)					36%	37%
Provision for restructuring	4	18	22	19	41	68	109	164	15	179					(17)%	**
Litigation and other settlements	43	6	49	(1)	48	(1)	47	(484)	(5)	(489)					**	**
Equity in net income of affiliates	(26)	(20)	(46)	(19)	(65)	(12)	(77)	(18)	(20)	(38)					—	(17)%
Divestiture gains	(270)	(283)	(553)	(21)	(574)	(2)	(576)	(127)	—	(127)					(100)%	(77)%
Royalties and licensing income	(254)	(167)	(421)	(158)	(579)	(140)	(719)	(199)	(685)	(884)					**	**
Transition and other service fees	(53)	(74)	(127)	(57)	(184)	(54)	(238)	(7)	(13)	(20)					(82)%	(84)%
Pension charges	22	25	47	19	66	25	91	33	36	69					44%	47%
Intangible asset impairments	15	—	15	—	15	—	15	—	—	—					—	(100)%
Equity investment impairment	—	45	45	—	45	—	45	—	—	—					(100)%	(100)%
Loss on debt redemption	—	—	—	—	—	—	—	—	109	109					N/A	N/A
Other	(20)	(21)	(41)	(16)	(57)	13	(44)	(21)	6	(15)					**	(63)%
	$(520)	$(454)	$(974)	$(224)	$(1,198)	$(87)	$(1,285)	$(647)	$(539)	$(1,186)					19%	22%

*	Quarterly amounts may not add to the year-to-date totals due to rounding of individual calculations.
**	In excess of +/- 100%

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT
FOR THE PERIOD ENDED JUNE 30, 2017
(Unaudited, dollars in millions)

QUARTER-TO-DATE	2017	2016	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2017 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX
Revenues	$5,144	$4,871	$273	6%	$(58)	$5,202	(1)%	7%
Gross profit	3,582	3,665	(83)	(2)%	N/A	N/A	N/A	N/A
Gross profit excluding specified items(a)	3,712	3,669	43	1%	N/A	N/A	N/A	N/A
Gross profit excluding specified items as a % of revenues	72.2%	75.3%

Research and development	1,659	1,266	393	31%	4	1,663	—	31%
Research and development excluding specified items(a)	1,170	1,114	56	5%	4	1,174	—	5%

Research and development excluding specified items as a % of revenues	22.7%	22.9%

YEAR-TO-DATE	2017	2016	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2017 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX
Revenues	$10,073	$9,262	$811	9%	$(97)	$10,170	(1)%	10%
Gross profit	7,252	7,004	248	4%	N/A	N/A	N/A	N/A
Gross profit excluding specified items(a)	7,382	7,012	370	5%	N/A	N/A	N/A	N/A
Gross profit excluding specified items as a % of revenues	73.3%	75.7%

Research and development	2,947	2,402	545	23%	8	2,955	—	23%
Research and development excluding specified items(a)	2,261	2,112	149	7%	8	2,269	—	7%

Research and development excluding specified items as a % of revenues	22.4%	22.8%

(a)	Refer to the Specified Items schedule for further details.

*	Foreign exchange impacts were derived by applying the prior period average currency rates to the current period sales and expenses.

BRISTOL-MYERS SQUIBB COMPANY
WORLDWIDE REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2016							2017							Growth $		% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Opdivo	$704	$840	$1,544	$920	$2,464	$1,310	$3,774	$1,127	$1,195	$2,322					$355	$778	42%	50%
Eliquis	734	777	1,511	884	2,395	948	3,343	1,101	1,176	2,277					399	766	51%	51%
Orencia(a)	475	593	1,068	572	1,640	625	2,265	535	650	1,185					57	117	10%	11%
Sprycel	407	451	858	472	1,330	494	1,824	463	506	969					55	111	12%	13%
Yervoy	263	241	504	285	789	264	1,053	330	322	652					81	148	34%	29%
Empliciti	28	34	62	41	103	47	150	53	55	108					21	46	62%	74%
Established Brands
Hepatitis C Franchise(b)	427	546	973	379	1,352	226	1,578	162	112	274					(434)	(699)	(79)%	(72)%
Baraclude	291	299	590	306	896	296	1,192	282	273	555					(26)	(35)	(9)%	(6)%
Sustiva Franchise(c)	273	271	544	275	819	246	1,065	184	188	372					(83)	(172)	(31)%	(32)%
Reyataz Franchise	221	247	468	238	706	206	912	193	188	381					(59)	(87)	(24)%	(19)%
Other Brands	568	572	1,140	550	1,690	581	2,271	499	479	978					(93)	(162)	(16)%	(14)%

Total	$4,391	$4,871	$9,262	$4,922	$14,184	$5,243	$19,427	$4,929	$5,144	$10,073					$273	$811	6%	9%

(a)
Includes Orencia SubQ revenues of $336 million and $292 million for the three months ended June 30, 2017 and 2016, respectively, and $580 million and $508 million for the six months ended June 30, 2017 and 2016, respectively.

(b)
Includes Daklinza (daclatasvir) revenues of $105 million and $537 million for the three months ended June 30, 2017 and 2016, respectively, and $263 million and $957 million for the six months ended June 30, 2017 and 2016, respectively.

(c)
The Sustiva Franchise includes sales of Sustiva and revenue from sales of bulk efavirenz included in the combination therapy, Atripla. Includes alliance revenue of $163 million and $237 million for the three months ended June 30, 2017 and 2016, respectively, and $321 million and $478 million for the six months ended June 30, 2017 and 2016, respectively.

BRISTOL-MYERS SQUIBB COMPANY
U.S. REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2016							2017							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Opdivo	$594	$643	$1,237	$712	$1,949	$715	$2,664	$761	$768	$1,529					19%	24%
Eliquis	468	444	912	512	1,424	539	1,963	699	703	1,402					58%	54%
Orencia(a)	321	401	722	387	1,109	423	1,532	362	449	811					12%	12%
Sprycel	210	233	443	259	702	267	969	247	281	528					21%	19%
Yervoy	199	179	378	222	600	202	802	243	245	488					37%	29%
Empliciti	28	33	61	36	97	36	133	36	37	73					12%	20%
Established Brands
Hepatitis C Franchise(b)	259	294	553	192	745	82	827	42	30	72					(90)%	(87)%
Baraclude	17	15	32	17	49	17	66	14	12	26					(20)%	(19)%
Sustiva Franchise(c)	228	227	455	234	689	212	901	153	161	314					(29)%	(31)%
Reyataz Franchise	120	122	242	125	367	117	484	88	87	175					(29)%	(28)%
Other Brands	93	97	190	94	284	95	379	93	92	185					(5)%	(3)%

Total(d)	$2,537	$2,688	$5,225	$2,790	$8,015	$2,705	$10,720	$2,738	$2,865	$5,603					7%	7%

(a)
Includes Orencia SubQ revenues of $218 million and $184 million for the three months ended June 30, 2017 and 2016, respectively, and $364 million and $316 million for the six months ended June 30, 2017 and 2016, respectively.

(b)	Includes revenues of Daklinza (daclastasvir) only.
(c)	The Sustiva Franchise includes sales of Sustiva, as well as revenue from sales of bulk efavirenz included in the combination therapy, Atripla.
(d)	Includes United States and Puerto Rico.

BRISTOL-MYERS SQUIBB COMPANY
INTERNATIONAL REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2016							2017							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Opdivo	$110	$197	$307	$208	$515	$595	$1,110	$366	$427	$793					**	**
Eliquis	266	333	599	372	971	409	1,380	402	473	875					42%	46%
Orencia	154	192	346	185	531	202	733	173	201	374					5%	8%
Sprycel	197	218	415	213	628	227	855	216	225	441					3%	6%
Yervoy	64	62	126	63	189	62	251	87	77	164					24%	30%
Empliciti	—	1	1	5	6	11	17	17	18	35					**	**
Established Brands
Hepatitis C Franchise(a)	168	252	420	187	607	144	751	120	82	202					(67)%	(52)%
Baraclude	274	284	558	289	847	279	1,126	268	261	529					(8)%	(5)%
Sustiva Franchise(b)	45	44	89	41	130	34	164	31	27	58					(39)%	(35)%
Reyataz Franchise	101	125	226	113	339	89	428	105	101	206					(19)%	(9)%
Other Brands	475	475	950	456	1,406	486	1,892	406	387	793					(19)%	(17)%

Total(c)	$1,854	$2,183	$4,037	$2,132	$6,169	$2,538	$8,707	$2,191	$2,279	$4,470					4%	11%

**	In excess of +/- 100%
(a)
Includes Daklinza (daclatasvir) revenues of $75 million and $243 million for the three months ended June 30, 2017 and 2016, respectively, and $191 million and $404 million for the six months ended June 30, 2017 and 2016, respectively.

(b)	The Sustiva Franchise includes sales of Sustiva and revenue from sales of bulk efavirenz included in the combination therapy, Atripla.
(c)	When adjusted for foreign exchange impact, total revenues increased 7% for the second quarter and 13% year to date.

BRISTOL-MYERS SQUIBB COMPANY
SPECIFIED ITEMS
(Unaudited, dollars in millions)

	2016							2017
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Impairment charges	$—	$—	$—	$—	$—	$—	$—	$—	$127	$127
Accelerated depreciation and other shutdown costs	4	4	8	7	15	6	21	—	3	3
Cost of products sold	4	4	8	7	15	6	21	—	130	130

License and asset acquisition charges	125	139	264	45	309	130	439	50	393	443
IPRD impairments	—	—	—	—	—	13	13	75	—	75
Accelerated depreciation and other	13	13	26	14	40	43	83	72	96	168
Research and development	138	152	290	59	349	186	535	197	489	686

Provision for restructuring	4	18	22	19	41	68	109	164	15	179
Divestiture gains	(269)	(277)	(546)	(13)	(559)	—	(559)	(100)	—	(100)
Pension charges	22	25	47	19	66	25	91	33	36	69
Litigation and other settlements	43	—	43	(3)	40	—	40	(481)	—	(481)
Intangible asset impairments	15	—	15	—	15	—	15	—	—	—
Loss on debt redemption	—	—	—	—	—	—	—	—	109	109
Royalties and licensing income	—	—	—	—	—	(10)	(10)	—	(497)	(497)
Other (income)/expense	(185)	(234)	(419)	22	(397)	83	(314)	(384)	(337)	(721)

Increase/(decrease) to pretax income	(43)	(78)	(121)	88	(33)	275	242	(187)	282	95

Income taxes on specified items	83	76	159	(3)	156	(105)	51	72	20	92

Increase/(decrease) to net earnings	40	(2)	38	85	123	170	293	(115)	302	187

Noncontrolling interest	—	—	—	—	—	—	—	(59)	—	(59)

Increase/(decrease) to net earnings used for diluted Non-GAAP EPS calculation	$40	$(2)	$38	$85	$123	$170	$293	$(174)	$302	$128

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF CERTAIN GAAP LINE ITEMS TO CERTAIN NON-GAAP LINE ITEMS
(Unaudited, dollars in millions)

	2016							2017
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Gross Profit	$3,339	$3,665	$7,004	$3,617	$10,621	$3,860	$14,481	$3,670	$3,582	$7,252
Specified items(a)	4	4	8	7	15	6	21	—	130	130
Gross profit excluding specified items	3,343	3,669	7,012	3,624	10,636	3,866	14,502	3,670	3,712	7,382

Research and development	1,136	1,266	2,402	1,138	3,540	1,400	4,940	1,288	1,659	2,947
Specified items(a)	(138)	(152)	(290)	(59)	(349)	(186)	(535)	(197)	(489)	(686)
Research and development excluding specified items	998	1,114	2,112	1,079	3,191	1,214	4,405	1,091	1,170	2,261

Other (income)/expense	(520)	(454)	(974)	(224)	(1,198)	(87)	(1,285)	(647)	(539)	(1,186)
Specified items(a)	185	234	419	(22)	397	(83)	314	384	337	721
Other (income)/expense excluding specified items	(335)	(220)	(555)	(246)	(801)	(170)	(971)	(263)	(202)	(465)

(a)	Refer to the Specified Items schedule for further details.

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF GAAP TO NON-GAAP EPS
(Unaudited, dollars in millions)

	2016							2017
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Earnings before income taxes	$1,655	$1,615	$3,270	$1,559	$4,829	$1,086	$5,915	$1,955	$1,295	$3,250
Specified items(a)	(43)	(78)	(121)	88	(33)	275	242	(187)	282	95
Earnings before income taxes excluding specified items	1,612	1,537	3,149	1,647	4,796	1,361	6,157	1,768	1,577	3,345

Provision for income taxes	449	427	876	344	1,220	188	1,408	429	373	802
Tax on specified items(a)	83	76	159	(3)	156	(105)	51	72	20	92
Provision for income taxes excluding tax on specified items	366	351	717	347	1,064	293	1,357	357	353	710

Net Earnings/(Loss) Attributable to Noncontrolling Interest	11	22	33	13	46	4	50	(48)	6	(42)
Specified items(a)	—	—	—	—	—	—	—	(59)	—	(59)
Net Earnings Attributable to Noncontrolling Interest excluding specified items	11	22	33	13	46	4	50	11	6	17

Net earnings attributable to BMS used for Diluted EPS Calculation - GAAP	1,195	1,166	2,361	1,202	3,563	894	4,457	1,574	916	2,490
Specified items(a)	40	(2)	38	85	123	170	293	(174)	302	128
Net earnings attributable to BMS used for Diluted EPS Calculation excluding specified items - Non-GAAP	1,235	1,164	2,399	1,287	3,686	1,064	4,750	1,400	1,218	2,618

Weighted-average Common shares Outstanding - Diluted- GAAP	1,680	1,679	1,679	1,679	1,679	1,680	1,680	1,671	1,650	1,660
Weighted-average Common shares Outstanding - Diluted- Non-GAAP	1,680	1,679	1,679	1,679	1,679	1,680	1,680	1,671	1,650	1,660

Diluted Earnings Per Share - GAAP	$0.71	$0.69	$1.41	$0.72	$2.12	$0.53	$2.65	$0.94	$0.56	$1.50
Diluted Earnings Per Share attributable to specified items	0.03	—	0.02	0.05	0.08	0.10	0.18	(0.10)	0.18	0.08
Diluted Earnings Per Share - Non-GAAP	$0.74	$0.69	$1.43	$0.77	$2.20	$0.63	$2.83	$0.84	$0.74	$1.58

Effective Tax Rate	27.1%	26.4%	26.8%	22.1%	25.3%	17.3%	23.8%	21.9%	28.8%	24.7%
Specified items (a)	(4.4)%	(3.6)%	(4.0)%	(1.0)%	(3.1)%	4.2%	(1.8)%	(1.7)%	(6.4)%	(3.5)%
Effective Tax Rate excluding specified items	22.7%	22.8%	22.8%	21.1%	22.2%	21.5%	22.0%	20.2%	22.4%	21.2%

(a)	Refer to the Specified Items schedule for further details. Effective tax rate on the Specified Items represents the difference between the GAAP and Non-GAAP effective tax rate.

BRISTOL-MYERS SQUIBB COMPANY
SELECTED BALANCE SHEET INFORMATION
(Unaudited, dollars in millions)

	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
Cash and cash equivalents	$2,644	$2,934	$3,432	$4,237	$3,910	$3,470
Marketable securities - current	1,663	1,717	2,128	2,113	2,199	3,035
Marketable securities - non-current	3,689	3,281	3,035	2,719	2,685	2,580
Cash, cash equivalents and marketable securities	7,996	7,932	8,595	9,069	8,794	9,085

Short-term debt obligations	(106)	(155)	(990)	(992)	(1,197)	(1,306)
Long-term debt	(6,593)	(6,581)	(5,836)	(5,716)	(7,237)	(6,911)
Net cash position	$1,297	$1,196	$1,769	$2,361	$360	$868

BRISTOL-MYERS SQUIBB COMPANY
2017 FULL YEAR PROJECTED DILUTED EPS FROM OPERATIONS
EXCLUDING PROJECTED SPECIFIED ITEMS

	Full Year 2017

	Pre-tax	Tax	After-tax
Projected Diluted Earnings Attributable to Shareholders per Common Share - GAAP			$2.66 to $2.76

Projected Specified Items:
Restructuring, accelerated depreciation and other shutdown costs (1)	0.41	0.12	0.29
Divestiture gains and licensing income	(0.36)	(0.13)	(0.23)
Research and development license and asset acquisition charges	0.32	0.06	0.26
Pension charges	0.11	0.04	0.07
Litigation and other settlements	(0.29)	(0.10)	(0.19)
Debt redemption loss and other	0.08	0.04	0.04
Total	0.27	0.03	0.24

Projected Diluted Earnings Attributable to Shareholders per Common Share - non-GAAP			$2.90 to $3.00

(1) Includes items recognized in Cost of products sold, Research and development and Other (income)/expense.

The following table summarizes the company's 2017 financial guidance:

Line item	GAAP	Non-GAAP

Gross margin as a percent of revenue	Approximately 72%-73%	Approximately 72%-73%

Marketing, selling and administrative expense	Decrease in mid to high-single digits compared to 2016	Decrease in mid to high-single digits compared to 2016

Research and development expense	Increase in the high-teens digits compared to 2016	Increase in the low double digits compared to 2016

Effective tax rate	Approximately 23%	Approximately 21%

The GAAP financial results for the full year 2017 will include specified items, including gains on divestitures, upfront payments from out-licensed assets, charges associated with restructuring, downsizing and streamlining worldwide operations, license and asset acquisition charges, litigation and other settlements, licensed asset impairments, pension charges and loss on debt redemption.  The GAAP financial results for 2017 could also include other specified items that have not yet been identified and quantified, including any additional gains or losses from divestitures, license and asset acquisition charges, licensed asset impairments, litigation and other settlements and significant tax events, among other items. For a fuller discussion of certain litigation and other matters that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol-Myers Squibb Reports Second Quarter 2017 Financial Results, July 27, 2017 including “2017 Financial Guidance” and “Use of non-GAAP Financial Information” therein.